Investment Properties	12 Months Ended
Dec. 31, 2017
Disclosure Of Investment Property [Abstract]
Investment Properties
13.	Investment Properties

Changes in investment properties account for the years ended December 31, 2017 and 2016 are as follows:

	Land	Land Improvements	Building	Total
	(in million pesos)
December 31, 2017
Balance at beginning of the year	1,567	8	315	1,890
Net gains (losses) from fair value adjustments charged to profit or loss	4	—	(7)	(3)
Transfers to property and equipment	(10)	—	(3)	(13)
Disposals	(239)	—	—	(239)
Balance at end of the year	1,322	8	305	1,635
December 31, 2016
Balance at beginning of the year	1,496	9	320	1,825
Transfers from property and equipment	65	—	1	66
Additions	6	—	—	6
Net losses from fair value adjustments charged to profit or loss	—	(1)	(6)	(7)
Balance at end of the year	1,567	8	315	1,890

Investment properties, which consist of land, land improvements and building, are stated at fair values, which have been determined based on appraisal performed by an independent firm of appraisers, an industry specialist in valuing these types of investment properties.  None of our investment properties are being leased to third parties that earn rental income.

The valuation for land was based on a market approach valuation technique using price per square meter ranging from Php23 to Php475 thousand.  The valuation for building and land improvements was based on a cost approach valuation technique using current material and labor costs for improvements based on external and independent reviewers.

We have determined that the highest and best use of some of the idle or vacant land properties at the measurement date would be to convert the properties for residential or commercial development.  The properties are not being used for strategic reasons.

We have no restrictions on the realizability of our investment properties and no contractual obligations to either purchase, construct or develop investment properties or for repairs, maintenance and enhancements.

Repairs and maintenance expenses related to investment properties that do not generate rental income amounted to Php27 million, Php23 million and Php29 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The above investment properties were categorized under Level 3 of the fair value hierarchy.  There were no transfers in and out of Level 3 of the fair value hierarchy.

Significant increases (decreases) in price per square meter for land, current material and labor costs of improvements would result in a significantly higher (lower) fair value measurement.